SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 30, 2000
                                                 -------------------------------

                              THERMODYNETICS, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                         0-10707                06-1042505
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(State or other jurisdiction of    (Commission File No.)     (I.R.S. Employer
incorporation)                                               Identification No.)

    651 Day Hill Road, Windsor, Connecticut                        06095
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    (Address of principal executive offices)                     (Zip Code)

                                  860-683-2005
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                         (Registrant's telephone number)


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(Former name or former address, if changed since last report.)

Item 4.  Change in Registrant's Certifying Accountant.

     On November 30, 2000, the Registrant dismissed its principal accountant, DiSanto, Bertoline & Company, P.C., 628 Hebron Avenue, Glastonbury, Connecticut 06033. The former accountant's reports on the Registrant's financial statements for each of the past two years contained no adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was approved by the Registrant's board of directors. During the Registrant's two most recent fiscal years ending March 31, 2000, and during the period from April 1, 2000 through and including November 30, 2000, there were no disagreements between the Registrant and the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. During the Registrant's two most recent fiscal years ending March 31, 2000, and during the period from April 1, 2000 through and including November 30, 2000, the former accountants did not advise the Registrant that: (a) internal controls necessary for the Registrant to develop reliable financial statements did not exist; (b) information had come to the former accountant's attention that led it to no longer be able to rely on management's representation or that made it unwilling to be associated with the financial statements prepared by management;
(c) the former accountant needed to expand significantly the scope of its audit, or that information had come to the former accountant's attention that, if further investigated might have materially impacted the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent audited financial statements, and the issue was not resolved to the former accountant's satisfaction prior to its dismissal.

     On November 30, 2000 the Registrant engaged Mahoney Sabol & Company, LLP, One State Street, 17th floor, Hartford, Connecticut 06103 to be its principal accountant. During the Registrant's two most recent fiscal years ending March 31, 2000 and during the period from April 1, 2000 through and including November 30, 2000, the Registrant has not consulted the newly engaged accountant regarding: (a) either the application of accounting principles to a modified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and no written report or oral advice was provided that the new accountant concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement with the former accountant or a reportable event.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)
THERMODYNETICS, INC.

By:  /s/Robert A. Lerman
   -------------------------------------
      Robert A. Lerman, President

and by:


By:  /s/Robert I. Lieberman
   -------------------------------------
      Robert I. Lieberman, Treasurer

Date: December 1, 2000